SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A-1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act

April 3, 2007

Date of Report

 (Date of earliest event reported)

WIZZARD SOFTWARE CORPORATION

 (Exact name of registrant as specified in its charter)

Colorado	000-33381	87-0609860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Baum Boulevard, Suite 770

Pittsburgh, Pennsylvania 15213

(Address of Principal Executive Offices)

(412) 621-0902

(Registrant's Telephone Number)

(Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.

(a)   Professional Personnel, Inc. financial statements for the years ended December 31, 2005 and 2006.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

 [An S Corporation]

FINANCIAL STATEMENTS

December 31, 2006 and 2005

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

CONTENTS

PAGE

—

Independent Auditor’s Report                                                                                           1

—

Balance Sheets, December 31, 2005 and 2006                                                                 2

—

Statements of income, for the years ended

                                  December 31, 2005 and 2006                                                                                           3

—

Statement of Stockholder’s Equity for

                                   the years ending December 31, 2005 and 2006                                                               4

—

Statements of Cash Flows for the years ended

                                  December 31, 2005 and 2006                                                                                          5

—

Notes to Financial Statements                                                                                   6 – 9

2812 SOUTH 2750 EAST • SALT LAKE CITY, UTAH 84109

(801) 277-2763 PHONE • (801) 277-6509 FAX

INDEPENDENT AUDITOR’S REPORT

Board of Directors

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

Casper, Wyoming

We have audited the accompanying balance sheets of PROFESSIONAL PERSONNEL, INC. dba., PROFESSIONAL NURSING PERSONNEL POOL, INC. [An S Corporation] as of December 31, 2005 and 2006, and the related statements of operations, stockholder’s equity and cash flows for the years ended December 31, 2005 and 2006. These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of PROFESSIONAL PERSONNEL, INC. dba., PROFESSIONAL NURSING PERSONNEL POOL, INC. [An S Corporation] as of December 31, 2005 and 2006 and the results of its operations and its cash flows for the year ended December 31, 2005 and 2006 in conformity with generally accepted accounting principles in the United States of America.

/s/Gregory & Associates

June 25, 2007

Salt Lake City, Utah

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

BALANCE SHEETS

ASSETS

	December 31,
	2005	2006
CURRENT ASSETS:
Cash	$126,999	$195,813
Accounts receivable, net of allowance for doubtful accounts of $10,401 and $0, respectively	132,128	209,584
Total Current Assets	259,127	405,397

PROPERTY AND EQUIPMENT, net	16,827	33,328

OTHER ASSETS:
Goodwill	32,500	-
Definate life intangible assets, net	123,333	71,666
Deferred loan costs, net	3,703	2,777
Other Assets	159,536	106,943
	$435,490	$545,668

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable	$-	$1,206
Accrued liabilities	19,604	27,395
Current portion of notes payable	38,050	40,801
Total Current Liabilities	57,654	69,402

NOTES PAYABLE, less current portion	173,203	90,670
Total Liabilities	230,857	160,072

STOCKHOLDERS' EQUITY (DEFICIT):
Common Stock, no par value, 1,000 shares authorized, 500 shares issued and outstanding, respectfully	32,000	32,000
Retained earning	172,633	353,596
Total Stockholders' Equity	204,633	385,596
	$435,490	$545,668

The accompanying notes are an integral part of these financial statements.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

STATEMENTS OF INCOME

	December 31,
	2005	2006
NET REVENUES	$1,551,966	$2,241,574

COST OF SERVICES	1,159,196	1,553,566
Gross profit	392,770	688,008
OPERATING EXPENSES:
Selling expense	4,954	13,681
General and administrative	63,955	83,923
Depreciation and amortization	68,494	70,871
Total Operating Expenses	137,403	168,475

INCOME FROM OPERATIONS	255,367	519,533

OTHER INCOME (EXPENSE)
Interest income	2,213	8,930
Interest (expense)	(12,947)	(13,350)
Total Other Income	(10,734)	(4,420)
NET INCOME	$244,633	$515,113

The accompanying notes are an integral part of these financial statements.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

STATEMENT OF STOCKHOLDER’S EQUITY (DEFICIT)

FOR THE PERIOD FROM JANUARY 1, 2005

THROUGH DECEMBER 31, 2006

	Common Stock		Retained
	Shares	Amount	Earnings
BALANCE, January 1, 2005	500	$32,000	$-

Distributions	-	-	(72,000)

Net income for the period ended December 31, 2005	-	-	244,633
BALANCE, December 31, 2006	500	32,000	172,633

Distributions	-	-	(334,150)

Net income for the year ended December 31, 2006	-	-	515,113
BALANCE, December 31, 2006	500	$32,000	$353,596

The accompanying notes are an integral part of this financial statement.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

STATEMENTS OF CASH FLOWS

Net Increase (Decrease) in Cash

	December 31,
	2005	2006
Cash Flows from Operating Activities
Net Income	$244,633	$515,113

Adjustments to reconcile net income to net cash used by operations:
Depreciation and amortization	68,494	70,871
Bad Debt allowance	-	10,401
Amortization of deferred loan costs	926	926
Increase/decrease in assets/liabilities:
Accounts receivable	(59,628)	(87,857)
Accounts payable	-	1,206
Accrued expenses	19,604	7,791
Net Cash Provided (Used) by Operating Activities	274,029	518,451

Cash Flows from Investing Activities:
Purchase of Equipment	-	(35,705)
Net Cash Provided by Investing Activities	-	(35,705)

Cash Flows from Financing Activities:
Distributions paid to shareholder	(72,000)	(334,150)
Proceeds from notes payable	25,431	-
Payments on notes payable	(105,849)	(79,782)
Net Cash (Used) by Financing Activities	(152,418)	(413,932)
Net Increase (Decrease) in Cash	121,611	68,814

Cash at Beginning of Year/Period	5,388	126,999

Cash at End of Year/Period	$126,999	$195,813

Supplemental Disclosures of Cash Flow Information:
Cash paid during the period for:
Interest	$8,678	$14,366
Income taxes	$-	$-

Supplemental Disclosure of Non-Cash Investing and Financing Activities:

For the year ended December 31, 2005:

    None

For the year ended December 31, 2006:

    None

The accompanying notes are an integral part of these financial statements.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

 [An S Corporation]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization – PROFESSIONAL PERSONNEL, INC. dba., PROFESSIONAL NURSING PERSONNEL POOL, INC. [Company] was incorporated in Montana on November 18, 2004.  The Company provides a comprehensive, fully-integrated range of home nursing services to individuals with nonacute illnesses, long-term chronic health conditions, permanent disabilities, terminal illnesses or post-procedural needs in the Billings, Montana region.  The Company also provides comprehensive health care personnel staffing services in the Billings, Montana region.

Accounting Estimates – The preparation of financial statements in conformity with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period.  Actual results could differ from those estimated.

Cash and Cash Equivalents – For the purpose of the financial statements, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.  The Company had $95,812, in excess of federally insured amounts in its bank accounts at December 31, 2006.

Allowance for doubtful accounts - The allowance for doubtful accounts is based on our assessment of the collectibility of specific customer accounts and the aging of the accounts receivable. If there were a deterioration of a major customer’s credit worthiness, or actual defaults were higher that our historical experience, our estimates of the recoverability of amounts due to us could be overstated, which could have an adverse impact on our net income.

Fair value of financial instruments -The fair value of the Company’s accounts receivable, inventory, related party advances, accounts payable and accrued liabilities, and demand note payable approximate their carrying values based on their effective interest rates compared to current market prices.

Income Taxes – The Company elected to be tax as an S Corporation, wherein in lieu of corporate income taxes, the shareholders of the company are taxed individually on their proportionate share of the Company’s taxable income.  Therefore, no deferred tax asset or liabilities, income tax payable or current and deferred tax expense or benefit for federal income taxes have been included in the financial statements.

Revenue Recognition – Revenue are recognized when services are provided for a determinable price, no further obligation exist with the customer for the services provided, and collection is reasonable assured.

Definite life intangible assets - Definite life intangibles assets consist of customer list, a non-compete agreement with the former owner, and the Professional Nursing Personnel Pool Trade-name and are amortized over their expected life of three to five years.

Advertising Costs – Advertising costs are expensed as incurred. Advertising expense for the years ended December 31, 2005 and 2006 were $4,954, and $13,681, respectively.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

Impairment of Long-Lived Assets - In accordance with SFAS No. 144, long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Circumstances which could trigger a review include, but are not limited to: significant decreases in the market price of the asset; significant adverse changes in the business climate or legal factors; current period cash flow or operating losses combined with a history of losses or a forecast of continuing losses associated with the use of the asset; and current expectation that the asset will more likely than not be sold or disposed of significantly before the end of its estimated useful life.

Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to estimated undiscounted future cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated undiscounted future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. Assets to be disposed of would be separately presented in the balance sheet and reported at the lower of the carrying amount or fair value less costs to sell, and would no longer be depreciated.

Recently Enacted Accounting Standards – In June 2006, the Financial Accounting Standards Board (FASB) issued Financial Interpretation No. (FIN) 48, “Accounting for Uncertainty in Income Taxes,” which clarifies the accounting for uncertainty in income taxes recognized in an enterprise’s financial statements in accordance with SFAS No. 109, “Accounting for Income Taxes.”  The interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return.  The Company is required to adopt FIN 48 beginning in fiscal year 2007 and the impact that the adoption of FIN 48 will have on its consolidated financial statements and notes thereto is expected to be immaterial.

In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements” (“SFAS 157”), which establishes a framework for reporting fair value and expands disclosures about fair value measurements. SFAS 157 will have not have a material impact on the Company’s financial statements.

In September 2006, the FASB issued SFAS No. 158, “Employers’ Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 132(R).”  SFAS No. 158 requires employers that sponsor defined benefit pension and postretirement benefit plans to recognize previously unrecognized actuarial losses and prior service costs in the statement of financial position and to recognize future changes in these amounts in the year in which changes occur through comprehensive income. As a result, the statement of financial position will reflect the funded status of those plans as an asset or liability.  Additionally, employers are required to measure the funded status of a plan as of the date of its year-end statement of financial position.  SFAS No. 158 will have no impact on the Company’s financial statements.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

NOTES TO FINANCIAL STATEMENTS

NOTE 2 – PROPERTY & EQUIPMENT

The following is a summary of property & equipment:

	Estimated	December 31,
	Lives	2005	2006
Office Equipment & Furniture	2 years	$21,983	$21,983
Vehicles	2 to 5 years	11,671	47,376
		33,654	69,359
Accumulated Depreciation		(16,827)	(36,031)
Property & Equipment, net		$16,827	$33,328

Depreciation expense for years ended December 31, 2005 and 2006 totaled $16,827 and $19,204, respectively.

NOTE 3 - GOODWILL / DEFINITE-LIFE INTANGIBLE ASSETS

Goodwill at December 31, 2006 is comprised and resulted from the purchase of the following operations of Professional Nursing Personnel Pool:

	December 31,
	2005	2006
Professional Nursing Personnel Pool	$52,500	$52,500

Definite-life intangible assets at December 31, 2006 are comprised of the following:

	Estimated	December 31,
	Lives	2005	2006
Customer list	2 years	$125,000	$125,000
Trade-name	2 to 5 years	45,000	45,000
Non-compete agreement	2 to 5 years	5,000	5,000
		175,000	175,000
Accumulated Depreciation		(51,667)	(103,334)
Property & Equipment, net		$123,333	$71,666

Amortization expense of $51,667 and $51,667 was recorded for the year ended December 31, 2005 and 2006.

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - GOODWILL / DEFINITE-LIFE INTANGIBLE ASSETS - CONTINUED

The Company estimates that its amortization expense will be approximately as follows for the twelve month periods ended:

Period ending December 31,
2007	51,666
2008	10,000
2009	10,000
$71,666

NOTE 4 – NOTES PAYABLE

Notes payable at December 31, 2005 and 2006 consisted of the following:

	December 31,
	2005	2006
7% Note Payable, payable in monthly installments of $4,059 maturing December 31, 2009.	169,511	131,471

5% Note Payable, payable on demand	41,742	-
Total	211,253	131,471
Less Current Portion	(38,050)	(40,801)
	$173,203	$90,670

The notes payable mature as follows for the twelve-month periods ended:

Period ending December 31,	Principle Due
2007	40,801
2008	43,751
2009	46,919
$131,471

PROFESSIONAL PERSONNEL, INC.

dba., PROFESSIONAL NURSING PERSONNEL POOL, INC.

[An S Corporation]

NOTES TO FINANCIAL STATEMENTS

NOTE 5 – OPERATING LEASES

The Company leases its operating facilities in Billings Montana on a month to month basis through an operating lease requiring monthly lease payments of $671. Lease expense for the years ended December 31, 2005 and 2006 were $7,332 and $10,991, respectively.

NOTE 6 – COMMON STOCK

Common stock – The Company has 1,000 authorized shares of common stock with no par value. At December 31, 2005 and 2006, the Company had 500 shares of common stock issued and outstanding.

NOTE 7 – SUBSEQUENT EVENTS

Acquisition of the Company - On April 3, 2007, the Company was acquired by Wizzard Software Corporation [WSC] in a transaction accounted for as a purchase pursuant to an Asset Purchase Agreement signed.  The agreement called for WSC to pay $150,000 in cash, payoff the remaining notes payable at April 3, 2007 of $127,099 and to issue 245,099 common shares of WSC valued at $625,000 and receive accounts receivable of $75,012, and the Home Healthcare and Staffing client base.   In addition, WSC agreed to issue to common shareholders of Professional Personnel, Inc. 6,537 “unregistered” and “restricted” shares of its common stock for every $100,000 in gross sales revenues generated by Professional Personnel, Inc. operations relating to the acquired assets, to the extent that such revenues exceed $1,400,000, up to a maximum of $2,000,000, during the calendar year ended December 31, 2007. WSC further agreed to employ Professional Personnel’s current office team of six employees for a minimum of 90 days and to make available an additional $50,000 worth of stock to be issued to such employees on terms similar to the issuance of the Milestone Shares.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED FINANCIAL INFORMATION

The following unaudited pro forma combined consolidated balance sheet and statements of operations reflects adjustments to Wizzard Software Corporation (Wizzard) historical consolidated balance sheet as of December 31, 2006 and the consolidated statements of operations for the years ended December 31, 2006 and 2005, to give effect to:

•

The purchase of a significant portion of the assets (primarily Home Healthcare Services) from Professional Personnel Inc. (PNPP), which was completed April 3, 2007, and the related issuance of 245,098 shares of common stock, as if both had occurred on January 1, 2005;

The acquisition is treated as a purchase transaction and, as such, the purchase price allocation which is based upon preliminary estimates of fair market value of the assets acquired, is subject to change based on refinements as additional information, including the final determination of the PNPP purchase price.  The unaudited pro forma combined statement of operations is not necessarily indicative of PNPP’s actual results of operations assuming the transaction had been completed on January 1, 2005, nor do they purport to represent PNPP’s results of operations for future periods.

The following unaudited pro forma combined consolidated balance sheet has been prepared assuming the acquisition of PNPP occurred on December 31, 2006 and reflects adjustments to Wizzard’s historical consolidated balance sheet at December 31, 2006 to give effect to this transaction.

The unaudited pro forma combined consolidated financial statements should be read in conjunction with the historical financial statements and related notes of Wizzard.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2006

	Historical
	Wizzard	PNPP
	Year Ended	Year Ended
	December 31	December 31	Pro Forma		Pro Forma
	2006	2006	Adjustments		As Adjusted	(a)

Total revenues	$2,943,578	$2,241,574	$(38,988)	(b)	$5,146,164
Cost of sales	1,879,463	1,553,566	(11,137)	(c)	3,421,892
	1,064,115	688,008	(27,851)		1,724,272

General and administrative	4,466,091	154,794	(52,996)	(c)	4,567,889
Selling	578,722	13,681	-		592,403
Research and development	76,150	-	-		76,150
Impairment of goodwill	289,670	-	-		289,670
Total cost and expenses	5,410,633	168,475	(52,996)		5,526,112

Operating loss	(4,346,518)	519,533	25,145		(3,801,840)

Interest income	14,664	-	-		14,664
Extension of note	(382,500)	-	-		(382,500)
Interest expense	(184,421)	-	-		(184,421)
Other income	105,052	(4,420)	-		100,632
Loss before income taxes	(4,793,723)	515,113	25,145		(4,253,465)
Income tax benefit/(expense)	-	-	-		-
Net income (loss)	$(4,793,723)	$515,113	$25,145		$(4,253,465)

Loss per share:
Basic and diluted	$(.14)				$(.13)

Weighted-average common shares outstanding
Basic and diluted	33,217,094		245,098	(d)	33,462,192

UNAUDITED PRO FORMA COMBINED CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2005

	Historical
	Wizzard	PNPP
	Year Ended	Year Ended
	December 31	December 31	Pro Forma		Pro Forma
	2005	2005	Adjustments		As Adjusted	(a)

Total revenues	$1,694,075	$1,551,966	$(6,800)	(b)	$3,239,241
Cost of sales	991,005	1,159,196	(747)	(c)	2,149,454
	703,070	392,770	(6,053)		1,089,787

General and administrative	3,444,517	132,449	(44,352)	(c)	3,532,614
Selling	457,636	4,954	-		462,590
Research and development	69,089	-	-		69,089
Impairment of goodwill	1,191,967	-	-		1,191,967
Total cost and expenses	5,163,209	137,403	(44,352)		5,256,260

Operating loss	(4,460,139)	255,367	38,299		(4,166,473)

Loss on disposal of assets	(4,527)	-	-		(4,527)
Interest income	36,540	-	-		36,540
Interest expense	(1,538,736)	-	-		(1,538,736)
Other income	-	(10,734)	-		(10,734)
Loss before income taxes	(5,966,862)	244,633	38,299		(5,683,930)
Income tax benefit/(expense)	-	-	-		-
Net income (loss)	$(5,966,862)	$244,633	$38,299		$(5,683,930)

Loss per share:
Basic and diluted	$(.20)				$(.19)

Weighted-average common shares outstanding
Basic and diluted	30,334,269		245,098	(d)	30,579,367

Notes to the Unaudited pro forma combined consolidated statements of operations

(a)

The Pro Forma Statements of Operations assumes that the PNPP acquisition occurred on January 1, 2005. For purposes of the Pro Forma Statements of Operations for the years ended December 31, 2006 and 2005, PNPP's historical statements of operations for the years ended December 31, 2006 and 2005 were combined with Wizzard’s historical statements of operations for the years ended December 31, 2006 and 2005.

(b)

Reflects adjustment for revenue assuming the PNPP acquisition occurred on January 1, 2005:

	For the Years Ended December 31,
Revenue not included with acquisition:	2006	2005
Consulting Services	$(38,988)	$(6,800)

	$(38,988)	$(6,800)

(c)

Reflects adjustments for expenditures assuming the PNPP acquisition occurred on January 1, 2005:

	For the Years Ended December 31,
Expense not included with acquisition:	2006	2005
Wages & Taxes – owner & employees	$(58,818)	$(40,657)
Automotive expense	(5,315)	(4,442)
	$(64,133)	$(45,099)

(d)

Shares issued in connection with acquisition of PNPP assumed to be outstanding for the entire periods presented.

UNAUDITED PRO FORMA COMBINED CONSOLIDATED BALANCE SHEET
December 31, 2006

	Historical
	Wizzard	PNPP	PNPP
	December 31,	December 31,	Assets Not	Pro Forma		Pro Forma
	2006	2006	Acquired	Adjustments		As Adjusted

Assets:
Current Assets
Cash	$2,685,068	$195,813	$(195,813)	$(150,324)	(a)	$2,534,744
Accounts receivable	371,636	209,584	(134,572)	-		446,648
Inventory	10,878	-	-	-		10,878
Note Receivable	50,000	-	-	-		50,000
Prepaid expenses	47,487	-	-	-		47,487
Total current assets	3,165,069	405,397	(330,385)	(150,324)		3,089,757
Leased equipment, net	107,880	-	-	-		107,880
Property and equipment, net	75,922	33,328	(33,328)	-		75,922
Goodwill and intangibles, net	945,795	104,166	(104,166)	827,410	(a)	1,773,205
Other assets	3,582	2,777	(2,777)	-		3,582
Total assets	$4,298,248	$545,668	$(470,656)	$677,086		$5,050,346
Liabilities and stockholders’ equity:
Current liabilities:
Accounts payable	$337,758	$1,206	$(1,206)	$-		$337,758
Accrued expenses	376,776	27,395	(27,395)	-		376,776
Current portion of capital lease	37,813	-	-	-		37,813
Notes payable, net	107,600	40,801	(4,372)	-		144,029
Deferred revenue	20,142	-	-	-		20,142
Total current liabilities	880,089	69,402	(32,973)	-		916,518
Notes payable	-	90,670	-	-		90,670
Capital lease	81,411	-	-	-		81,411
Total liabilities	961,500	160,072	(32,973)	-		1,088,599
Stockholders’ equity:
Common stock	35,215	32,000	(32,000)	245	(b)	35,460
Additional paid-in-capital	27,570,632	-	-	624,755	(b)	28,195,387
Retained earnings (deficit)	(24,269,099)	353,596	(405,683)	52,086	(b)	(24,269,100)
Total stockholders’ equity	3,336,748	385,596	(437,683)	677,086		3,961,747
Total liabilities and stockholders’ equity	$4,298,248	$545,558	$(470,656)	$677,086		$5,050,346

Notes to the unaudited pro forma combined consolidated balance sheet at December 31, 2007

(a)

The purchase price and preliminary adjustments to historical book value of PNPP as a result of the acquisition are as follows:

Accounts receivable	$75,013
Property equipment	-
Note payable	(127,099)
Net liabilities assumed in excess of assets	(52,086)
Goodwill	827,410
Purchase price	$775,324

(b)

The adjustments to paid-in capital, retained earnings, common stock  as a result of the acquisition is as follows:

Common stock:
Value of Wizzard common stock issued	$245

Additional paid-in capital:
Value of Wizzard common stock issued	$624,755

Retained earnings:
Elimination of PNPP's pre-business combination	$52,086

Total adjustments to equity	$677,086

 (c)(i) Registrant's Exhibits:

Exhibit Index

99.1 Press Release dated April 11, 2007*

*Previously filed with the original 8-K Current Report dated April 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

WIZZARD SOFTWARE CORPORATION

Date:	July 3, 2007	By:	/s/Christopher J. Spencer
Christopher J. Spencer
CEO and President